UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
                (Date of earliest event reported): July 27, 2004

                           OCWEN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Florida                     1-13219                65-0039856
 (State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)



                              The Forum, Suite 1000
         1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401
                (Address of principal executive office)(Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000



                                       N/A
          (Former name or former address, if changed since last report)


                                   Page 1 of 5
                             Exhibit Index on Page 4

Item 5.       Other Events
              ------------

              The news release of the Registrant dated July 27, 2004, announcing the repurchase of 4,850,000 shares of common stock and exercise of option to purchase additional notes is attached hereto and filed herewith as Exhibit 99.1.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

  (a) - (b)   Not applicable.


  (c)         Exhibits

              The following exhibits are filed as part of this report:

              99.1   Text of a press release by the Registrant dated
                     July 27, 2004.


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

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                 OCWEN FINANCIAL CORPORATION
                                 (Registrant)


                                 By: /s/ MARK S. ZEIDMAN
                                     -------------------------------------------
                                     Mark S. Zeidman
                                     Senior Vice President and
                                     Chief Financial Officer



Date:   July 27, 2004


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

                                INDEX TO EXHIBIT


   Exhibit No.      Description                                       Page
   -----------      -----------                                       ----

       99.1         News release of Ocwen Financial                     5
                    Corporation, dated July 27, 2004,
                    announcing the repurchase of 4,850,000
                    shares of common stock and exercise of
                    option to purchase additional notes.



                                       4